UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22843

Center Coast MLP & Infrastructure Fund

(Exact name of registrant as specified in charter)

Center Coast Capital Advisors, LP
1600 Smith Street
Suite 3800
Houston, TX 77002

(Address of principal executive offices) (Zip code)

Dan C. Tutcher
Center Coast Capital Advisors, LP
1600 Smith Street
Suite 3800
Houston, TX 77002

(Name and address of agent for service)

registrant's telephone number, including area code: (713) 759-1400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Center Coast MLP & Infrastructure Fund

NYSE CEN

2014 ANNUAL REPORT

2014 Annual Report	2
CENTER COAST MLP & INFRASTRUCTURE FUND
NOVEMBER 30, 2014

Table of Contents

Fund Overview (unaudited)	3
Shareholder Letter (unaudited)	4-9
Summary of Investments	10
Schedule of Investments	11-13
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19-29
Report of Independent Registered Public Accounting Firm	30
Other Information (unaudited)	31-33
Fund Management (unaudited)	34-35

2014 Annual Report	3
CENTER COAST MLP & INFRASTRUCTURE FUND

Fund Overview (unaudited)

Center Coast MLP & Infrastructure Fund (“CEN”) is an actively managed fund that invests in a portfolio of master limited partnerships and energy infrastructure companies. The Fund is structured to provide investors with:

•	Attractive monthly distributions expected with the potential for growing distributions and capital appreciation over time

•	A core portfolio of high quality midstream MLPs focused on durability of long term cash flows

•	A tactical opportunistic sleeve designed to capitalize on market dislocations amongst upstream, midstream, and downstream MLPs and energy infrastructure investments

•	Access to private investment opportunities within the energy infrastructure sector on a co-invest and direct invest basis

•	Simplified tax reporting: Investors in the Fund will receive a single Form 1099 as opposed to receiving a schedule K-1 from each MLP

•	Access to Center Coast Capital Advisors, LP (the “Advisor”), an employee-owned investment manager with MLP owner operator experience

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.

Subsector Composition (as of 11/30/14)	Investment Approach

Core MLP Holdings
Generally, the Fund anticipates making core investments in MLPs and energy infrastructure companies that have (1) traditional fee-based businesses (2) high barriers to entry, (3) low direct commodity price exposure and (4) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

Opportunistic Trades
The Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on Center Coast’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuerspecific developments.

Private Investments
The Fund intends to allocate up to 20% of its portfolio to private investment opportunities. The Fund anticipates making investments in a limited number of carefully selected private investments. The Fund’s private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds.

2014 Annual Report	4
CENTER COAST MLP & INFRASTRUCTURE FUND

Shareholder Letter (unaudited)

January 29, 2015

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the Center Coast MLP & Infrastructure Fund (“the Fund” or “CEN”) for the period ended November 30th, 2014.

For the fiscal year ended November 30, 2014, the Fund provided a total return of 11.94% on a net asset value (“NAV”) basis, net of expenses and corporate taxes and including the reinvestment of dividends. The Fund provided a market-based total return of 13.49% for the same period. This can be compared to the total return, including dividends and capital gains reinvested, of 16.86% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of 12.87% for the Alerian MLP Index (“AMZ”; a composite of fifty energy MLPs calculated using a float-adjusted, capitalization-weighted methodology).1

The Fund declared distributions of $1.2504 per share during the fiscal year. As of November 30, 2014, the market price per share was $19.49 and the NAV per share was $20.11 (a discount of 3.11%). The current monthly distribution of $0.1042 per share represents an annualized distribution rate of 6.22% and 6.42% based on the NAV and market price per share, respectively, at the end of the fiscal year.2

As permitted under the Investment Company Act of 1940, the Fund utilizes leverage to provide additional capital. Although the use of this leverage increases the potential volatility of the Fund’s NAV, we use leverage with the objective of increasing the net income and distributions available to shareholders. As of November 30, 2014, leverage represented 26.6% of the Fund’s managed assets. All of the Fund’s leverage is variable-rate and its weighted-average interest rate for the fiscal year was 1.232%.

2014 YEAR IN REVIEW

After a slow start, positive fundamentals led to material outperformance for Master Limited Partnerships (“MLPs”) in the second and third fiscal quarters. As a result, the Fund was up 20.57% through August based on NAV. Subsequently, rapid commodity price declines led to MLP underperformance as the fiscal year came to an end. The Fund, however, was able to generate favorable returns, not only due to its exposure to the Kinder Morgan complex—which benefited from its August restructuring announcement—but also through the flight-to-quality trend that accompanied post-summer volatility. For most of the fiscal year, the energy industry and MLPs benefitted from rising tides that seemed to “lift all boats.” Nevertheless, the Fund’s core portfolio did not stray from Center Coast’s fundamental investment thesis—investing in MLPs at defensible valuation levels that have diverse sources of cash flow, high-quality counterparties, healthy balance sheets, top-tier management teams, and stable cash flows that have less exposure to direct commodity price movements or a reduction in production volumes. When the dust settled on the fiscal year end, we believed this proved to be an effective strategy. Now faced with temporary headwinds due to commodity price declines, MLP investors are seeking out the type of quality we’ve focused on since inception. So as we exit the year and prepare for 2015, we continue to focus on what we do best. We believe that high-quality MLPs with stable, durable cash flows are best-positioned to manage periods of heightened volatility and ultimately capitalize on the tremendous opportunity set still presented by the North American oil and gas renaissance.

The first few months of the fiscal year were a bit underwhelming for MLPs; the Fund generated a NAV-based return of 0.14% through February relative to 3.51% for the S&P 500. Year-end tax loss harvesting and a muted “January effect” started the year off slowly. February performance was then impacted by the unexpected 81% distribution reduction announcement by Boardwalk Pipeline Partners, LP (NYSE: BWP). This magnitude of distribution reduction was unexpected by us and the market, and the impact of the announcement was widespread, affecting BWP’s natural gas transportation and storage peers and other MLPs with distribution coverage at or below 1.0x. We had made a small, calculated investment in BWP after a careful analysis of the risks associated with its gas transportation and storage business segments.

2014 Annual Report	5
CENTER COAST MLP & INFRASTRUCTURE FUND

Shareholder Letter - Continued (unaudited)

The distribution cut by BWP was a disappointing distraction in a fiscal quarter otherwise containing positive news and supportive macro-economic data. First and foremost, robust volume growth across multiple unconventional basins in North America continued to fuel an expanding need for new and repurposed pipelines and infrastructure. Additionally, an unseasonably cold winter increased the demand for natural gas and natural gas liquids and, when regional gas prices spiked considerably due to infrastructure constraints, illuminated the country’s need for new and expanded pipeline capacity.

As we exited February after a few months of muted performance, MLPs were teed up for success—colder temperatures were stimulating demand, commodity prices were mostly stable, and the North American oil and gas renaissance was in full bloom, fueling unparalleled North American supply growth. Approximately 90% of the Fund’s core constituents reported earnings that met or exceeded Wall Street estimates for the first quarter. More importantly, no over-weight or equal-weight position reported a miss. These tailwinds resulted in exceptional performance over the next few months. The Fund generated a NAV-based return of 1.88%, 4.19%, 3.02%, and 5.17% in March, April, May, and June, respectively.

Some of the strong performance can be attributed to M&A (i.e., mergers & acquisitions) activity—such as the Williams Companies, Inc. (NYSE: WMB) completion of the Access Midstream Partners, L.P. (NYSE: ACMP) general partner acquisition in June, or the rumored acquisition of the Targa entities by the Energy Transfer entities later that same month—but we believe positive industry fundamentals were the primary tailwinds behind material outperformance in the middle of the year. Numerous announcements came out during these months that served to validate the role of MLPs in the North American energy infrastructure build-out. For example, Targa Resources Partners, LP (NYSE: NGLS), a Fund over-weight position, announced 2014 earnings guidance in late March that far exceeded Wall Street expectations. Positive guidance figures were largely attributable to the partnership’s investments in propane and butane export infrastructure. Export infrastructure was a key focus throughout the year for many MLPs, as cheap hydrocarbons from North America became highly sought after by overseas demand centers such as Asia, South America, and Europe where prices remained high. Shortly after NGLS’s export-driven guidance announcement, Enterprise Products Partners L.P. (NYSE: EPD), another Fund over-weight position, announced a project to build the world’s largest ethane export facility by 2016. This announcement followed EPD’s March analyst day where the partnership announced larger-than-expected capital investments across multiple basins and business functions. Announcements like these helped solidify investor confidence in the scale and scope of the energy infrastructure needed to efficiently handle growing North American oil and gas production.

After four straight months of consistently strong performance, the MLP market had a modest pull-back in July. This was potentially amplified by a handful of highly anticipated initial public offerings (“IPOs”) expected to launch at the end of the month, incentivizing investors to “make room” in their portfolios. However, July underperformance was swiftly disrupted in August by Kinder Morgan, Inc.’s (NYSE: KMI) announcement that it had agreed to acquire all outstanding equity interests in Kinder Morgan Energy Partners, L.P. (NYSE: KMP), Kinder Morgan Management, LLC (NYSE: KMR), and El Paso Pipeline Partners, L.P. (NYSE: EPB). The $71 billion transaction, one of the largest deals in oil and gas history, is expected to be highly beneficial to the Kinder Morgan complex—the company expects acquisition related tax savings and a substantial reduction to its cost-of-capital to result in materially accelerated dividend growth through 2020. This transaction was highly beneficial to the Fund. In addition to owning KMI, the Fund held substantial interests in KMR and EPB, the two entities that received the highest premium and the only entity, KMR, whose sale did not trigger a taxable event. Some analysts and investors had counted Kinder Morgan out, but the Fund had built its position with a focus on Rich Kinder’s track record as a standout midstream asset manager and his continued focus on creating value for his limited partners. Largely due to its positions in the Kinder Morgan entities, the Fund generated a NAV-based return of 8.34% during the month of August.

Capital markets activity picked up in September and October as highlighted by the October IPOs of Shell Midstream Partners, L.P. (NYSE: SHLX), Dominion Midstream Partners, LP (NYSE: DM), and Antero Midstream Partners LP (NYSE: AM). The blue-chip quality of these new October offerings is of particular note. SHLX, for example, should benefit from a multi-billion dollar drop-down inventory, strategically located assets, and the biggest balance sheet of any MLP parent. Collectively, the formation of MLPs by such high-quality sponsors signals the maturity of the asset class and serves to validate the long-term value of the MLP structure to both companies and investors.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Shareholder Letter - Continued (unaudited)

Towards the end of the fiscal quarter, crude oil prices came under pressure as a result of supply and demand concerns, a strengthening U.S. dollar, and speculation on OPECi production. Market weakness was further exacerbated by the general illiquidity of the MLP market and forced selling from funds that were over-levered to the MLP sector.

As the fiscal year came to an end, all eyes were on the late November OPEC meeting. For years, OPEC, led by Saudi Arabia, had played the role of swing producer, manipulating its own output to support oil prices globally. However, on November 27, 2014, OPEC decided to maintain its target production level of thirty million barrels per day despite a greater than 25% drop in oil prices since the summer. OPEC’s action, or rather inaction, sent the message that it will no longer bear the burden of market adjustment alone—the onus is on other producers. In the absence of cartel price manipulation, the price of oil is now dictated by market dynamics (both physical and speculative). As a result, the oversupplied market is currently adjusting itself to find a price floor: a price where excess supply becomes uneconomic and stops being produced. Since the OPEC announcement to the end of December, NYMEX spot crude prices have fallen by more than $20 per barrel to less than $50 per barrel, the lowest levels since the 2008/2009 financial crisis.

OPPORTUNISTIC TRANSACTIONS AND PRIVATE INVESTMENTS

The Fund had an active year in opportunistic trading. The 2014 IPO calendar was busy, and presented the Fund with numerous opportunities to participate in new issuances that were offered at attractive IPO discounts. Market demand was particularly high for the blue-chip, sponsored MLPs such as SHLX and DM (mentioned above) and similar partnerships that were spun out of other well-known energy corporations—CONSOL Energy Inc. / Noble Energy, Inc., OGE Energy Corp. / CenterPoint Energy, Inc., Westlake Chemical Corporation, the Vitol Group, Transocean Ltd., and many others. In addition to IPOs, the Fund was able to use pockets of heightened volatility to make trades that captured value through market dislocations, short-term catalysts, technical trading factors, and/or issuer-specific developments. Similarly, volatility during the fiscal year helped us execute our options strategy, which generated steady returns of income through the collection of short-dated option premiums. Otherwise solid performance was unfortunately overshadowed by a handful of positions entered into through syndicate follow-on offerings. While our analysis indicated that these offerings represented attractive entry points to certain MLPs, some of those MLPs underperformed in the commodity price-driven pull-back that occurred in the final few months of the fiscal year.

We continue to evaluate and diligence private investment opportunities through our industry relationships. Although presented with a handful of attractive opportunities throughout the fiscal year, we remain patient and measured in our approach. The capital needs for midstream infrastructure are great, and in this period of market uncertainty and balance sheet preservation, we believe an increasing slate of opportunities will present themselves to the Fund and its investors in the future and are optimistic that the Fund will find an attractive private investment opportunity in fiscal 2015.

POSITIONING THE FUND FOR 2015

As we write this Annual Report, the energy market is squarely focused on the impact of the rapid decline in crude oil prices. Common questions investors are asking include: Which North American crude oil basins are the most economical in this pricing environment? Which producers are healthy enough to manage through the price decline? Which MLPs have direct commodity price exposure? Which MLPs are relying on volumes from non-economic regions or from credit-challenged producers? These are the same questions that Center Coast has been asking since its inception. With over 45 years of midstream industry experience, we have seen many episodes of price and production volatility, so it is important to put the current situation in perspective.

[i]	Organization of the Petroleum Exporting Countries: Algeria, Angola, Ecuador, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, United Arab Emirates, and Venezuela

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CENTER COAST MLP & INFRASTRUCTURE FUND

Shareholder Letter - Continued (unaudited)

As we have indicated before, we believe that the discovery of North American unconventional oil and gas is a game-changer that is redefining North America’s role in global energy across all of the commodity streams—natural gas, NGLs, and crude oil. It was not long ago that the U.S. was preparing for “peak oil” and building large natural gas import facilities. In just a few years after cracking the code on shale oil and gas production, the U.S. became the world’s leading hydrocarbon producer—#1 producer of natural gas, #1 producer of natural gas liquids, and #3 producer of crude oil. U.S. production has grown an impressive 23% since the end of 2011.ii

Prices have fallen before and will be volatile again in the future. Natural gas prices fell under similar circumstances in 2008/2009 and remain depressed. Natural gas liquids prices fell in 2012 and also remain depressed. Crude oil prices fell almost 30% in mid-2012, albeit briefly. Despite these price declines and volatility, the cash flow of the Fund’s core holdings has grown more than 10% since 2011 and remain relatively insulated from price changes. The Fund’s focus is on fee-based midstream service providers for this very reason—midstream cash flows tend to remain stable in different commodity price and macro environments. Approximately 85% of the cash flow generated by the Fund’s underlying holdings is fee-based, and the weighted average coverage ratio is expected to be greater than 1.15x over the next twelve months.

The Fund also diversifies across commodity streams to help mitigate exposure to any one, specific commodity. As a result, the current portfolio is approximately weighted as follows: 25% gas transmission; 25% gas gathering and processing; 15% refined products; 10% natural gas liquids, and; 25% crude oil transportation and storage. Additionally, we do not believe a decline in crude prices will significantly impact the quality, crude-levered MLPs in which we invest, as they do not need record volumes from new crude oil basins to be successful over the long term. In fact, when crude oil production was in decline in the U.S. from 2000 to 2010, midstream MLPs were able to grow their distributions at a 7% annualized rate. Moreover, we believe the weighted-average credit quality of our portfolio is outstanding; over 80% of the Fund’s underlying holdings are classified as “investment grade” or are affiliates of investment grade companies.

Past experience leads us to believe that the pendulum may have swung too far for specific MLPs in this most recent round of volatility, but we continue to focus squarely on balancing our portfolio in a manner that best mitigates the aforementioned risk factors, and we feel confident in the fundamentals supporting the cash flow of the Fund’s MLP investments.

SUMMARY

Fiscal year 2014 proved to be an eventful one. After a slow start, the Fund enjoyed incredibly strong performance as prolific production from new unconventional oil and gas basins drove earnings beats and highlighted the need for vast amounts of new energy infrastructure. The summer months saw continued success and large-scale M&A transactions that signaled the potential start of a consolidation trend. The Fund’s MLP holdings were able to grow their distributions at a weighted average rate of approximately 11% over the fiscal year, but tremendous fundamental success was unfortunately overshadowed by rapid commodity price declines in the final few months. Market volatility followed, and the Fund cannot control that factor. What the Fund can control is making investments at defensible valuation levels in entities run by high-quality management teams that operate high-quality assets positioned to deliver durable, stable, growing cash flows in bull and bear markets. This is the Fund’s strategy. A strategy that provided attractive results for investors in fiscal year 2014. The Fund’s underlying holdings exited the fiscal year with an approximate distribution rate of 5.0% and strong potential for high distribution growth in 2015. We believe these factors provide for an attractive total return potential in 2015, and we continue to believe that an investment in best-in-class MLPs with high-quality assets and sustainable cash flows should support Fund performance for the foreseeable future.

ii	According to Energy Information Administration and International Energy Agency estimates

2014 Annual Report	8
CENTER COAST MLP & INFRASTRUCTURE FUND

Shareholder Letter - Continued (unaudited)

As always, we appreciate your investment with us. Please feel free to contact us should you have any questions.

Best Regards,

Dan C. Tutcher	Robert T. Chisholm
Principal & Portfolio Manager	Principal & Portfolio Manager

Jeff A. Jorgensen
Director of Research

[1]	Total return is based on the combination of reinvested dividends, capital gains, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per share for NAV returns, and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

[2]	Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains, or return of capital. The Fund expects to distribute cash in excess of its earnings and profits to Common Shareholders which may be treated as a return of capital to the extent of the Common Shareholders’ bases in Common Shares, although no assurance can be given in this regard. Return of capital distributions to Common Shareholders are generally tax deferred but will result in a reduction in basis in their Common Shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such Common Shares.

CEN Annual Report Notes & Disclosure

This letter does not constitute an offer of any securities or investment advisory services, or a recommendation with respect to any of the securities discussed herein.

The investment ideas summarized above represent Center Coast Capital’s current views and are subject to change depending on events with respect to particular companies and conditions and trends in the securities markets and the economy in general. The foregoing discussion includes and is based upon numerous assumptions and opinions of Center Coast concerning particular MLPs, companies, financial markets and other matters, the accuracy of which cannot be assured. There can be no assurance that the Fund’s investment strategy will achieve a profitable result.

Performance data reflects fees and expenses of the Fund, but does not reflect sales charges or fees that may be incurred. All performance data is unaudited and assumes reinvestment of all distributions. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period. Before making an investment in the Fund, you should consider the investment objective, risks, charges and expenses of the fund which, together with and other important information are included in the fund’s most recent prospectus and other filings with the SEC. There can be no assurance that the Fund’s investment objectives will be attained. Shares of closed-end funds frequently trade at a market price that is below their net asset value. The Fund uses leverage with creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and the market price of common shares.

2014 Annual Report	9
CENTER COAST MLP & INFRASTRUCTURE FUND

Shareholder Letter - Continued (unaudited)

Distribution rate is calculated as distribution per share annualized and divided by the current share price. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.

Comparison to any market or MLP Index is for illustrative purposes only, and the volatility of these may be materially different from the volatility of the Fund due to a variety of factors.

The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.

The information contained herein has been prepared by Center Coast Capital Advisors, LP and is current as of the date hereof. Such information is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND COULD SUFFER LOSS.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Summary of Investments
As of November 30, 2014 (unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stock
Diversified C Corp	16.0%
General Partner C Corp	13.1%
Shipping	1.1%
Exploration & Production	0.5%
Total Common Stock	30.7%
Master Limited Partnership Shares
Diversified	37.3%
Large Cap Liquids Transportation & Storage	26.1%
Gas Gatherers & Processors	26.0%
Gas Transportation & Storage	16.5%
Other	4.0%
General Partner Partnership	3.4%
Small Cap Liquids Transportation & Storage	3.2%
Exploration & Production	1.1%
Compression	0.6%
Total Master Limited Partnership Shares	118.2%
Short-Term Investments	4.3%
Total Investments	153.2%
Liabilities in Excess of Other Assets	(53.2%)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements

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CENTER COAST MLP & INFRASTRUCTURE FUND

Schedule of Investments
November 30, 2014

Number of Shares		Value
	COMMON STOCK — 30.7%
	Diversified C Corp — 16.0%
1,090,880	Kinder Morgan, Inc. [1,2]	$45,107,874
35,517	SemGroup Corp. - Class A [1]	2,627,903
		47,735,777
	Exploration & Production — 0.5%
100,000	LinnCo LLC	1,641,000
		1,641,000
	General Partner C Corp — 13.1%
582,064	Plains GP Holdings LP - Class A [1,2]	15,122,023
82,344	Targa Resources Corp. [1]	9,398,744
280,453	Williams Cos., Inc. [1,2]	14,513,443
		39,034,210
	Shipping — 1.1%
179,689	Dynagas LNG Partners LP*	3,218,230
		3,218,230
	Total Common Stock
	(Cost $85,299,773)	91,629,217

	MASTER LIMITED PARTNERSHIP SHARES — 118.2%
	Compression — 0.6%
85,998	USA Compression Partners LP	1,633,962
		1,633,962
	Diversified — 37.3%
655,458	Enterprise Products Partners LP [1,2]	24,474,802
544,340	ONEOK Partners LP [1,2]	23,994,507
432,663	Targa Resources Partners LP [1,2]	23,722,912
339,310	Tesoro Logistics LP [1]	19,432,284
376,018	Williams Partners LP [1]	19,455,171
		111,079,676
	Exploration & Production — 1.1%
134,896	Linn Energy LLC [1,2]	2,461,852
1,175	Memorial Production Partners LP	16,168
28,526	Vanguard Natural Resources LLC	662,374
		3,140,394
	Gas Gatherers & Processors — 26.0%
307,271	Access Midstream Partners LP [1]	19,259,746
145,948	Crestwood Midstream Partners LP [1]	2,930,636
571,725	EnLink Midstream Partners LP [1]	15,945,410
133,728	MarkWest Energy Partners LP	9,502,712
87,662	QEP Midstream Partners LP [1]	1,406,975
84,971	Summit Midstream Partners LP [1]	3,857,683
347,791	Western Gas Partners LP [1,2]	24,668,816
		77,571,978
	Gas Transportation & Storage — 16.5%
173,771	EQT Midstream Partners LP [1]	14,534,206
180,936	Spectra Energy Partners LP [1]	9,765,116
102,094	Tallgrass Energy Partners LP [1]	4,362,477
285,996	TC Pipelines LP [1]	20,588,852
		49,250,651

The accompanying notes are an integral part of these financial statements

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CENTER COAST MLP & INFRASTRUCTURE FUND

Schedule of Investments - Continued
November 30, 2014

Number of Shares		Value
	MASTER LIMITED PARTNERSHIP SHARES (continued)
	General Partner Partnership — 3.4%
160,272	Western Gas Equity Partners LP [1]	$10,065,082
		10,065,082
	Large Cap Liquids Transportation & Storage — 26.1%
252,210	Buckeye Partners LP [1]	19,387,383
176,976	Magellan Midstream Partners LP [1]	14,669,541
470,409	Plains All American Pipeline LP [1,2]	24,202,543
406,080	Sunoco Logistics Partners LP [1]	19,548,691
		77,808,158
	Other — 4.0%
208,303	Martin Midstream Partners LP [1]	7,296,854
164,259	Westlake Chemical Partners LP [1]	4,646,887
		11,943,741
	Small Cap Liquids Transportation & Storage — 3.2%
444,865	Blueknight Energy Partners LP	3,194,131
12,800	Delek Logistics Partners LP	473,472
121,800	JP Energy Partners LP [3]	1,778,280
10,124	MPLX LP	672,335
15,200	PBF Logistics LP	347,016
2,436	Phillips 66 Partners LP	151,641
18,724	Rose Rock Midstream LP [1]	1,005,104
53,901	Shell Midstream Partners LP [3]	1,968,464
		9,590,443
	Total Master Limited Partnership Shares
	(Cost $317,348,755)	$352,084,085

Principal Amount		Value
	Short-Term Investments — 4.3%
$12,774,151	UMB Money Market Fiduciary, 0.01% [4]	$12,774,151
	Total Short-Term Investments
	(Cost $12,774,151)	12,774,151

	Total Investments — 153.2%
	(Cost $415,422,679)	456,487,453
	Liabilities in Excess of Other Assets — (53.2)%	(158,560,773)
	Total Net Assets — 100%	$297,926,680

The accompanying notes are an integral part of these financial statements

2014 Annual Report	13
CENTER COAST MLP & INFRASTRUCTURE FUND

Schedule of Investments - Continued
November 30, 2014

Number of Contracts		Notional Amount	Value
	Written Option Contracts — (0.0)% **
	Put Options — (0.0)% **
	Plains GP Holdings LP - Class A
(800)	Exercise Price: $26, Expiration Date: December 20, 2014	$2,080,000	$(76,000)
	Total Put Options
	(proceeds $26,721)	2,080,000	(76,000)

	Total Written Option Contracts
	(proceeds $26,721)	$2,080,000	$(76,000)

LLC - Limited Liability Company

LP - Limited Partnership

[1]	All or a portion of the security has been pledged as collateral with the Fund’s line of credit agreement. As of November 30, 2014, the total value of securities pledged as collateral for the line of credit agreement was $290,363,926.

[2]	All or a portion of this security has been pledged as collateral for written option contracts. As of November 30, 2014 the total value of securities pledged as collateral for written options contracts was $20,603,843.

[3]	Non-income producing security.

[4]	The rate quoted is the annualized seven-day yield of the Fund at the period end.

*	Foreign security denominated in U.S. Dollars.

**	Rounds to less than 0.05%.

The accompanying notes are an integral part of these financial statements

2014 Annual Report	14
CENTER COAST MLP & INFRASTRUCTURE FUND

Statement of Assets and Liabilities
November 30, 2014

Assets:
Investment, at fair value (cost $415,422,679)	$456,487,453
Receivables:
Investment securities sold	28,681,875
Dividends and interest	6,036
Prepaid assets	9,174
Total assets	485,184,538

Liabilities:
Written options contracts, at value (proceeds $26,721)	76,000
Payables:
Advisory fees	384,756
Due to custodian	120,691
Investment securities purchased	35,598,268
Current tax liability	5,004,845
Deferred tax liability	16,860,657
Interest expense	21,842
Line of credit	129,000,000
Accrued other expenses	190,799
Total Liabilities	187,257,858

Net Assets	$297,926,680

Components of Net Assets:
Paid-in capital	$278,191,460
Undistributed net investment loss, net of deferred taxes, less dividends	(21,688,823)
Net realized gain (loss) on investments and written option contracts, net of deferred taxes	15,584,280
Net unrealized appreciation (depreciation), net of deferred taxes	25,839,763
Net Assets	$297,926,680

Net Asset Value Per Shares
($297,926,680 / 14,811,264 shares outstanding; unlimited number of shares authorized)	$20.11

Market Price Per Share	$19.49

Market Price (Discount) to Net Asset Value Per Share	(3.08%)

The accompanying notes are an integral part of these financial statements

2014 Annual Report	15
CENTER COAST MLP & INFRASTRUCTURE FUND

Statement of Operations
For the Year Ended November 30, 2014

Investment Income:
Distributions from master limited partnerships	$18,742,708
Dividend income from common stock	1,488,609
Total distributions and dividends	20,231,316
Less return of capital on distributions	(18,742,708)
Distributions from common stock in excess of cost basis	(398,380)
Net dividends and distributions	1,090,229
Interest	781
Miscellaneous income	61,091
Total investment income	1,152,101

Expenses:
Investment advisory fee	4,202,101
Interest expense	1,241,994
Shareholder servicing fees	299,101
Insurance expense	223,634
Professional fees	201,553
Administrative fees	182,460
Directors' fees	148,148
Shareholder Reporting expense	55,215
Custody fees	28,753
Transfer agent fees	21,477
Other expenses	163,490
Total expenses	6,767,926

Net Investment loss, before taxes	(5,615,825)
Tax benefit	2,077,855
Net Investment loss, net of taxes	(3,537,970)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	22,011,738
Written options contracts	1,833,798
Tax expense	(8,822,848)
Net realized gain, net of taxes	15,022,688

Net change in unrealized appreciation (depreciation) on:
Investments	32,611,129
Written options contracts	(77,817)
Tax expense	(12,037,325)
Net change in unrealized appreciation (depreciation)	20,495,987
Net Realized and Unrealized Gain (Loss) on Investments	35,518,675

Net Increase in Net Assets from Operations	$31,980,705

The accompanying notes are an integral part of these financial statements

2014 Annual Report	16
CENTER COAST MLP & INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Period September 26, 2013(commencement of operations)through November 30, 2013
Increase (Decrease) in Net Assets
Operations:
Net investment loss, net of deferred taxes	$(3,537,970)	$(655,622)
Net realized gain on investments, net of deferred taxes	15,022,688	561,592
Net unrealized appreciation on investments and written options contracts, net of deferred taxes	20,495,987	5,343,776
Net increase in net assets resulting from operations	31,980,705	5,249,746

Dividends and Distributions
Dividends	(16,956,761)	—
Distributions - return of capital	(2,489,066)	(1,521,529)
Dividends reinvested	(538,470)	—
Distributions reinvested - return of capital	(79,042)	(21,805)
Dividends and Distributions	(20,063,339)	(1,543,334)

Capital Share Transactions:
Shares sold, net of offering costs	—	282,202,627

Total increase in net assets	11,917,366	285,909,039

Net Assets:
Beginning of period	286,009,314	100,275
End of period	$297,926,680	$286,009,314

Undistributed net investment loss, net of deferred taxes	$(21,688,823)	$(655,622)[1]

Capital Share Transactions:
Shares sold	—	14,811,264
Shares reinvested	32,809	1,175
Shares reinvested on the open market	(32,809)	(1,175)
Net increase	—	14,811,264

[1]	Subsequent to issuance of its November 30, 2013 financial statements, the Fund revised Undistributed net investment loss, net of deferred taxes as reflected above. Refer to footnote 1.

The accompanying notes are an integral part of these financial statements

2014 Annual Report	17
CENTER COAST MLP & INFRASTRUCTURE FUND

Statement of Cash Flows
For the Year Ended November 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$31,980,705
Adjustments to reconcile Net Increase in Net Assets from Operations to Net Cash Used in Operating Activities:
Return of capital on distributions from master limited partnerships	18,472,708
Distributions from common stock in excess of cost basis	398,380
Net realized gain from investments and written options contracts	(23,845,536)
Net unrealized appreciation on investments and written options contracts	(32,533,311)
Purchases of long-term investments	(458,930,113)
Net purchases and sales of short-term investments	(10,826,953)
Proceeds from sales of long-term investments	430,938,450
Decrease in deposits with brokers	144,538
Increase in receivable for investments sold	(9,287,476)
Decrease in dividends and interest receivable	75,507
Decrease in prepaid assets	167,957
Increase in advisory fees	44,946
Increase in due to custodian	120,691
Increase in payable for investments purchased	25,669,168
Increase in current tax liability	5,004,845
Increase in deferred tax liability	13,777,474
Increase in interest expense payable	9,048
Decrease in offering costs payable	(122,575)
Increase in accrued other expenses	34,886
Net Cash Used in Operating Activities	(8,436,661)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to shareholders	(20,063,339)
Net increase in drawdown on line of credit	28,500,000
Net Cash Provided by Financing Activities	8,436,661

Net change in cash equivalents	—

Cash at beginning of year	—
Cash at end of year	—

Supplemental Disclosure of Cash Flow Information:

During the year ended November 30, 2014, net interest paid was $1,232,946.

Supplemental Disclosure of Non Cash Activity:

Non-cash financing activities not included consist of reinvestments or dividends and distributions of $617,512.

The accompanying notes are an integral part of these financial statements

2014 Annual Report	18
CENTER COAST MLP & INFRASTRUCTURE FUND

Financial Highlights
Per share operating performance. For a capital share outstanding throughout the period.

	For the Year Ended November 30, 2014	For the Period September 26, 2013* through November 30, 2013
Net asset value, beginning of period	$19.31	$19.06 [1]
Income from Investment Operations
Net investment loss[2]	(0.24)	(0.04)
Return of capital[2]	0.81	0.24
Net realized and unrealized gain on investments[2,3]	1.58	0.15
Total from investment operations	2.15	0.35

Dividends and Distributions
Dividends	(1.18)	—
Distributions - return of capital	(0.17)	(0.10)
Total dividends and distributions	(1.35)	(0.10)

Net asset value, end of period	$20.11	$19.31
Market value, end of period	$19.49	$18.46

Total net asset value return[4]	11.94%	1.88%[5]
Total market value return[4]	13.49%	(7.18%)[5]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$297,927	$286,009
Ratio of expenses to average net assets	8.55%	8.25%[6,7]
Ratio of expenses to average net assets (excluding deferred tax expense)	2.26%	2.08%[6]
Ratio of expenses to average net assets (excluding deferred tax expense and interest expense)	1.85%	1.84%[6]
Ratio of net investment loss to average net assets	(1.18%)	(1.31%)[6,7]
Ratio of expenses to average managed assets	6.08%[8]	6.34%[6,8]
Portfolio turnover rate	105%	18%[5]
Total borrowings outstanding (in thousands)	$129,000	$100,500
Asset coverage per $1,000 for line of credit[9]	$3,310	$3,846

*	Commencement of operations.

[1]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.

[2]	Based on average shares outstanding during the period.

[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

[4]	Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[5]	Not annualized.

[6]	Annualized.

[7]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

[8]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

[9]	Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Line of Credit is considered a senior security representing indebtedness.

The accompanying notes are an integral part of these financial statements

2014 Annual Report	19
CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014

Note 1 – Organization

Center Coast MLP & Infrastructure Fund (the ‘‘Fund’’) is a recently-organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certificate of Trust, and is governed by the laws of the state of Delaware. The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund commenced operations on September 26, 2013 and is managed by Center Coast Capital Advisors, LP (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940. The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

During the year ended November 30, 2014, management of the Fund discovered an error in the classification of the Fund’s 2013 distributions to shareholders within the Fund’s components of net assets in the November 30, 2013 financial statements as previously disclosed. This error resulted in the overstatement of paid-in capital and a corresponding understatement of undistributed net investment loss, net of deferred taxes in the amount of $1,543,337. Management of the Fund evaluated the impact of the error on such previously issued financial statements and determined the impact was not material. However, in order to correctly reflect the components of net assets management has elected to revise such previously issued financial statements. As the previously issued financial statements are not presented herein, the revision has been effected as an adjustment to beginning paid-in capital and undistributed net investment loss, net of deferred taxes as of November 30, 2013.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the mean of best bid and ask prices as of the close of such exchange.

The Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fair Value Pricing Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Fair Value Pricing Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Fair Value Pricing Committee meets as needed. The Fair Value Pricing Committee is comprised of Fund officers and other personnel of the Advisor and the Fund’s administrator.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or

2014 Annual Report	20
CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

amortized to interest income over the lives of the respective securities using the effective interest method. Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total return at net asset value. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights.

(c) Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(d) Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may buy or write (sell) options to hedge against changes in the value of equities. Further, the Fund may seek to generate additional income, in the form of premiums received, from writing (selling) options on securities held in portfolio and may also opportunistically buy or write (sell) call or put options (“options”) on energy infrastructure securities not held by the Fund.

When the Fund writes an option, an amount equal to the premium received by the Fund is included in “Written option contracts, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend/distribution rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes. Options the Fund buys or writes will either be exercised, expire or be cancelled pursuant to a closing transaction.

If the price of the underlying security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. The Fund realizes a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write call or put options with the purpose of generating realized gains, increasing or reducing its ownership of certain securities. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s potential for future profits on the underlying investment. If the Fund writes a call on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. If the Fund writes a put on a security, the Fund has the obligation upon exercise of the option to purchase the underlying security at the exercise price. Generally, the Fund seeks to write call options on securities that the Fund holds in its portfolio (i.e., covered calls) although it has the flexibility and has written “naked” call options. When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a written call option is exercised, the premium

2014 Annual Report	21
CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the Fund has the obligation to buy the underlying security at the exercise price and the premium received is deducted from the price of the underlying securities purchased in determining whether the Fund has realized a gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option, which may potentially be unlimited. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Transactions in written options contracts for the year ended November 30, 2014 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 1, 2013	2,050	$144,538
Options written	43,100	2,742,473
Options closed	(29,858)	(2,073,603)
Options expired	(13,157)	(678,104)
Options exercised	(1,335)	(108,583)
Outstanding at November 30, 2014	800	$26,721

(e) Distributions to Shareholders

Distributions, if any, are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Advisor entered into an Advisory Agreement (the “Agreement”) with the Fund. For services rendered by the Advisor on behalf of the Fund under the Agreement, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any form of borrowings, used for leverage, outstanding, minus liabilities, other than liabilities related to any borrowings outstanding.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, tax preparer and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent.

HRC Portfolio Solutions serves as the shareholder servicing agent which the Fund pays a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced for providing administrative and support services to their customers. For the year ended November 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Certain trustees and officers of the Fund are employees of the Advisor. The Fund does not compensate trustees and officers affiliated with the Advisor. For year ended November 30, 2014, the Fund’s fees incurred to Directors who are not affiliated with the Advisor are reported on the Statement of Operations.

2014 Annual Report	22
CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

Note 4 – Federal Income Taxes

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code; therefore, it will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 2.0% for state and local tax.

The Fund’s income tax provision consists of the following as of November 30, 2014:

Current tax expense (benefit)
Federal	$4,734,314
State	270,532
Total current tax expense	$5,004,846

Deferred tax expense (benefit)
Federal	$13,035,862
State	741,610
Total deferred tax expense	$13,777,472

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$17,767,058	35.00%
State income taxes net of federal benefit	1,015,260	2.00%
Total income tax expense (benefit)	$18,782,318	37.00%

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 30, 2014, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

2014 Annual Report	23
CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$—
Capital loss carryforward (tax basis)	—
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(16,860,657)
Total net deferred tax asset/(liability)	$(16,860,657)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. As of November 30, 2014, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.

For the period ended November 30, 2014, the Fund utilized $178,475 of net operating loss carryforwards.

At November 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$379,905,064
Gross unrealized appreciation	$84,868,439
Gross unrealized depreciation	(8,286,050)
Net unrealized appreciation (depreciation) on investments	$76,582,389

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

2014 Annual Report	24
CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

Note 5 – Investment Transactions

For the year ended November 30, 2014, purchases and sales of investments, excluding short-term investments, were $458,930,113 and $430,938,450, respectively.

Note 6 – Capital Stock

The Fund is authorized to issue unlimited common shares of beneficial interest, par value of $0.01 per share. At November 30, 2014, the shares outstanding were 14,811,264.

Note 7 – Borrowings

The Fund entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) in which the Fund paid a monthly financing charge based on a LIBOR-based variable rate. Commencing on February 1, 2014, the Fund will pay a commitment fee of 0.70% per annum on the unused portion of the maximum commitment amount. In addition, commencing on October 1, 2014, the Fund entered into an amended and restated Credit Agreement in which the credit line was increased to $150,000,000. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times. As of November 30, 2014, the fair value of the outstanding Credit Agreement was estimated to be $127,836,860, and would be categorized as Level 2 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 1.23%.

As of November 30, 2014, the Fund had outstanding borrowings of $129,000,000. The Fund borrowed an average daily balance of approximately $100,054,795 at a weighted average borrowing cost of 1.23%.

The analysis above presents the sensitivity of the market value of the Fund’s financial instruments to selected changes in market rates. The range of changes chosen reflects its view of changes which are reasonably possible over a one-year period because the loan will likely be renewed yearly.

The total carrying value of our variable rate debt was approximately $129 million at November 30, 2014. For sensitivity purposes, if market rates of interest increase by 100 basis points the interest expense would increase by approximately $1.29 million. If market rates of interest decrease by 100 basis points the interest expense would decrease by approximately $1.29 million.

These amounts were determined solely by considering the impact of hypothetical interest rates on our financial instruments. Due to the uncertainty of specific actions it may undertake to minimize possible effects of market interest rate increases, this analysis assumes no changes in our financial structure.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation levels, as of November 30, 2014:

Assets	Level 1	Level 2*	Level 3*	Total
Common Stock	$91,629,217	$—	$——	$91,629,217
Master Limited Partnerships[1]	352,084,085	—	—	352,084,085
Short-Term Investments	12,774,151	—	—	12,774,151
Total Assets	$456,487,453	$—	$—	$456,487,453

Liabilities	Level 1	Level 2*	Level 3*	Total
Written Put Options	$(76,000)	$—	$—	$(76,000)
Total Liabilities	$(76,000)	$—	$—	$(76,000)

[1]	All Master Limited Partnerships held by the Fund are Level 1 securities. For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 & 3 securities at year end.

Transfers are recognized at the end of the reporting period. There were no transfers during the period.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

Note 10 – Disclosures about Derivative Instruments and Hedging Activities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Derivative Instruments and Hedging Activities (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposures as of November 30, 2014:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair Value
Equity price risk*	n/a	$—	Written options outstanding, at value	$76,000

*	Includes cumulative appreciation (depreciation) of options contracts shown in the Schedule of Investments.

For the year ended November 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

	Statement of Operations
Derivative Instrument	Derivative Instrument	Realized gain (loss) on derivatives recognized in income	Change in unrealized appreciation (depreciation) on derivatives recognized in income
Equity price risk	Written Options	$—	$(77,817)

The average notional value of written options contracts outstanding during the year ended November 30, 2014, which is indicative of the volume of this derivative type, was $15,880,310.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

Note 11 – Disclosures about Offsetting Assets and Liabilities

The Fund is subject to FASB Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Statement of Assets and Liabilities. The Fund has adopted the new disclosure requirements on offsetting in the following table:

The following table presents the Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of November 30, 2014:

Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Collateral Pledged	Net Amount [1]
JP Morgan	$76,000	$—	$76,000	$(76,000)	$—

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

Note 12 – Other Risks

The Fund’s risks include, but are not limited to, the following:

(a) Liquidity Risk

The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

(b) Market and Credit Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

(c) Master Limited Partnership Risk

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

(d) Non-Diversification Risk

The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

(e) Private Investment Risk

The Fund may invest in private investment in public equities (“PIPE”). PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

(f) Portfolio Concentration Risk

The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

(g) Leverage Risk

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the securities acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. There is no assurance that a Fund’s leveraging strategy will be successful.

(h) Tax Risks

Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%)

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CENTER COAST MLP & INFRASTRUCTURE FUND

Notes to Financial Statements
November 30, 2014 (continued)

plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Note 13 – Subsequent Events

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Center Coast MLP & Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Center Coast MLP & Infrastructure Fund (the “Fund”) at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 26, 2013 (commencement of operations) through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX
 January 29, 2015

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CENTER COAST MLP & INFRASTRUCTURE FUND

Other Information
November 30, 2014 (unaudited)

2014 PROXY RESULTS

A Special Meeting of the Members was held on May 16, 2014 to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

Approval of the election of two nominees to the Board of Trustees of the Fund.

Managers	Votes For	Votes Against	Votes Withheld
Michael F. Curran	12,981,406	73,282	179,436
James Edward Jones	12,980,004	64,579	189,541

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Fund at 1-713-759-1400, (ii) on our website at centercoastcap.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund at 1-713-759-1400 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Income Tax Information

In January 2015, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Automatic Dividend Reinvestment Plan

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the agent under the Plan, American Stock Transfer & Trust Company, LLC (the “Plan Agent”), unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the Fund’s dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or by calling the telephone number specified below.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Other Information
November 30, 2014 (unaudited) (continued)

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.

Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Participants that direct a sale of Common Shares through the Plan Agent are subject to a sales fee of $15.00 plus $0.10 per share sold.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, American Stock Transfer & Trust Company, LLC , Attn: Dividend Reinvestment Department, P.O. Box 922, New York, New York 10269-0560, e-mail: info@amstock, phone number: (866) 668-6549.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Other Information
November 30, 2014 (unaudited) (continued)

CENTER COAST MLP & INFRASTRUCTURE FUND

PRIVACY NOTICE

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Fund Management
November 30, 2014 (unaudited)

The identity of Trustees of the Board and their brief biographical information as of November 30, 2014 is set forth below. The business address of each Trustee is 1100 Louisiana St., Suite 5025, Houston, TX 77002.

NAME AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER
INDEPENDENT TRUSTEES
Michael F. Curran Year of birth: 1940	Trustee	Trustee since 2013	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002-2007).	2
James Edward Jones Year of birth: 1954	Trustee	Trustee since 2013	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004-2013). Director of The J.E. and L.E. Mabee Foundation.	2
Alfred J. Moran Year of birth: 1943	Trustee	Trustee since 2013	Chairman and Chief Executive Officer of the Moran Group (Management Consulting) (2003-present). Formerly, Director of Administration and Regulatory Affairs of the City of Houston (2008-2013). Director of the National Association of Corporate Directors; Peach Outreach, M.D. Anderson Uterine Cancer Fund.	2
INTERESTED TRUSTEE
Dan C. Tutcher* Year of birth: 1949	Trustee, President, Chief Executive Officer	Trustee since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2

*	Mr. Tutcher is an interested person of the Fund because of his position as an officer of the Advisor and certain of its affiliates.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Fund Management
November 30, 2014 (unaudited) (continued)

Set forth below is the name, year of birth, position with the Fund and the principal occupation for the last five years, as of November 30, 2014, of each of the persons currently serving as Executive Officers of the Fund. The business address of each Officer is 1100 Louisiana St., Suite 5025, Houston, TX 77002.

NAME AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGERS
William H. Bauch Year of birth: 1961	Chief Financial Officer, Chief Compliance Officer and Treasurer	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).
Rachel Hollowell Year of birth: 1980	Secretary	Director of Operations of Center Coast Capital Advisors, L.P. (2010-present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).
Robert T. Chisholm Year of birth: 1976	Vice President
Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

ITEM 2. CODE OF ETHICS.

        (a)       The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

        (c)       There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

        (d)       The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Alfred J. Moran is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)       The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,000 for 2013 and $85,000 for 2014.

Audit-Related Fees

(b)       The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $15,000 for 2013 and $10,000 for 2014. The fees listed in item 4 (b) are related to agreed-upon procedures performed during the initial and secondary offerings of the registrant and consent issuance with respect to fund registration statement filings, respectively.

Tax Fees

(c)       The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2013 and $101,000 for 2014.

All Other Fees

(d)       The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)   Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies

Pre-Approval of Services to the Trust. The Committee will be responsible for pre-approving any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(i)	The categories of services to be reviewed and considered for pre-approval include the following:

(1)	Audit Services

(a)	Annual financial statement audits

(b)	Seed audits (related to new product filings, as required)

(c)	SEC and regulatory filings and consents

(2)	Audit-Related Services

(a)	Accounting consultations

(b)	Fund merger/reorganization support services

(c)	Other accounting related matters

(d)	Agreed upon procedures reports

(e)	Attestation reports

(f)	Other internal control reports

(3)	Tax Services

(a)	Tax compliance services related to federal, state and local income tax compliance and sales and use tax compliance

(b)	RIC qualification reviews, if applicable

(c)	Tax distribution analysis and planning

(d)	Tax authority examination services

(e)	Tax appeals support services

(f)	Accounting methods studies

(g)	Fund merger support services

(h)	Tax compliance, planning and advice services and related projects

(ii)        The Committee has pre-approved any services that fall into one of the categories of services listed under paragraph (A)(i) above and for which the estimated fees are less than $25,000.

(iii)       For services with estimated fees of $25,000 or more, but less than $50,000, the Chair of the Committee is hereby authorized to pre-approve such services on behalf of the Committee.

(iv)       For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(v)       The independent auditors or the Chief Financial Officer of the Trust (or an officer of the Trust who reports to the Chief Financial Officer) shall report to the Committee at each of regular meeting of the Committee all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Pre-Approval of Services to the Investment Adviser. The Committee will be responsible for pre-approval of any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(i)        The Chair of the Committee or any member of the Committee may grant the pre-approval for non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(ii)        For non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

C.	Pre-Approval Not Required.

(i)         Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to paragraph (A) above is not required, if:

(1)	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(ii)        Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to paragraph (B) above is not required, if:

(1)	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 0%

(d) 0%

(f)        The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2013 and $0 for 2014.

(h)       The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of Messrs. Michael F. Curran, James Edward Jones and Alfred J. Moran.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The registrant is a client of Center Coast Capital Advisors, LP (“CCC”). All proxy voting responsibilities of the registrant are performed by CCC, with the assistance of the administrator of the registrant. The Proxy Voting Policies of CCC are attached herewith.

PROXY VOTING POLICY AND PROCEDURES

POLICY

CCC will vote proxies based on CCC’s reasonable judgment of that vote most likely to produce favorable financial results for the client. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, CCC will consider both sides of each proxy issue. Consistent with CCC’s paramount commitment to the financial investment goals of its clients, social considerations will not be considered absent contrary instructions by a separately managed account.

Conflicts of interest between CCC or a principal of CCC and CCC funds and separately managed clients in respect of a proxy issue conceivably may arise. If CCC determines that a material conflict of interest exists, CCC will take necessary steps to resolve the conflict before voting the proxies. For example, CCC may disclose the existence and nature of the conflict to a separately managed client owning the securities, and seek directions on how to vote the proxies; CCC may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or take other necessary steps designed to ensure that a decision to vote the proxy is in the client’s best interest and was not the product of the conflict.

CCC keeps certain records required by applicable law in connection with its proxy voting activities for the CCC funds and separately managed account clients and shall provide proxy voting information to such clients upon their written or oral request.

PROXY VOTING POLICY FOR SEPARATELY MANAGED ACCOUNT CLIENTS
POLICY

CCC will vote proxies as part of its authority to manage acquire and dispose of account assets if designated by the client. CCC will, in a prudent and diligent manner, use its best efforts to vote proxies in the best interests of separately managed account clients, including beneficiaries of and participants in client benefit plans for which CCC manages assets, consistent with the objective of maximizing long-term investment returns, and consistent with the proxy policy. The proxy policy is administered by the operations department, which also monitors and supervises the services provided by the proxy research providers retained from time to time.

BACKGROUND & DESCRIPTION

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which CCC votes the securities owned by its separately managed clients for whom CCC exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of CCC’s separately managed account clients in accordance with CCC’s fiduciary duties and rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of Proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority. Responsibility for voting the Proxies is established by investment management agreements or comparable documents with CCC’s clients, and CCC’s proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, CCC’s proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has retained authority and discretion to vote its own Proxies or delegated such authority and discretion to a third party; CCC takes no responsibility for the voting of any Proxies on behalf of any such client. For those clients that have delegated such authority and discretion to CCC, these policies and procedures apply equally to all accounts. These proxy voting policies and procedures are available to all clients of CCC upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

RESPONSIBILITY

The investment committee is responsible for the implementation and monitoring of CCC’s proxy voting policies and procedures, including associated practices, disclosures and recordkeeping, as well as oversight of the third party voting agent if CCC should hire a voting agent. The investment committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the investment committee.

PROCEDURES

CCC has adopted various procedures to implement CCC’s proxy voting policy and reviews to monitor and ensure that CCC’s policy is observed, implemented properly and amended or updated, as appropriate.

PROXY VOTING GUIDELINES

The guiding principle by which CCC votes on all matters submitted to security holders is the maximization of the ultimate economic value of CCC’s clients’ holdings. Furthermore, CCC is mindful that for ERISA and other covered person benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. CCC does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is CCC’s policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting CCC’s voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of CCC to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, CCC reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of CCC, the costs associated with voting such proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of CCC’s clients, in the judgment of CCC. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration CCC’s contractual obligations to CCC’s separately managed account clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent CCC believes appropriate). CCC may vote proxies related to the same security differently for each client.

For clients that have delegated to CCC the discretionary power to vote the securities held in their account, CCC does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. CCC views the delegation of discretionary voting authority as an absolute choice for its clients. CCC’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of CCC to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by CCC disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any client of CCC can obtain details of how CCC has voted the securities in its account by contacting a service representative at CCC. CCC does not, however, generally disclose the results of voting decisions to third parties.

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING

The operations department has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the economic interests of CCC’s clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the operations department or CCC’s Chief Compliance Officer (“CCO”). If any Covered Person is pressured or lobbied either from within or outside of CCC with respect to any particular voting decision, he or she should contact any member of the operations department or CCC’s CCO. The full operations department will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The operations department may cause any of the following actions to be taken in that regard:
• vote the relevant proxy in accordance with the vote indicated by the guidelines
• vote the relevant proxy as an exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the CCO
• direct the third party proxy voter to vote in accordance with its independent assessment of the matter

MANAGEMENT COMMITTEE

The administration of these proxy voting policies and procedures is governed by the management committee and senior management. The CCO serves as a back-up to the operations department. The management committee and senior management of CCC may change the structure or composition of the operations department from time to time. The management committee has regular quarterly meetings. At each meeting, minutes will be taken and the management committee will review the existing proxy voting guidelines and recommend any changes to those guidelines. In addition, the management committee will review any “Exceptions” (as described below), that have occurred since the previous meeting of the management committee. On all matters, the management committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the management committee and senior management shall be referred to MFAC, UMB and Cipperman Compliance Services.

PROXY VOTING PROCEDURES

CCC will utilize a proxy voting service such as ProxyEdge (the “Proxy Voter”) to vote Proxies for the relevant accounts of its clients. The Proxy Voter provides voting services to institutions such as CCC. The Proxy Voter receives a daily electronic feed of all holdings in CCC voting accounts, and trustees and/or broker-dealer/custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voter. The Proxy Voter monitors the accounts and their holdings to be sure that all Proxies are received and voted for CCC client shares owned. As a result of CCC’s decision to use the Proxy Voter, there is generally no physical handling of proxies by CCC personnel. The above-referenced proxy voting guidelines (the “Guidelines”) state the general view and expected vote of the Proxy Voter under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from CCC, the Proxy Voter will automatically vote in accordance with the Guidelines. However, the Guidelines are just that-guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients’ best interests as described below with respect to “Exceptions.” CCC votes all securities based upon the guiding principle of seeking the maximization of economic value to CCC’s clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote.

The Proxy Voter posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that the Proxy Voter has prepared on the vote.

If at any time a portfolio manager becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the chair of the operations department as soon as possible prior to the relevant voting deadline for such matter. The chair of the operations department must first make a general determination as to whether any potential conflicts of interest exist. In the event of a potential conflict, the chair will convene a meeting of the entire operations department regarding the potential conflict. Once any potential conflict is either determined not to exist, or resolved, the chair of the operations department, along with the relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by the Proxy Voter, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the chair may call a special meeting of the operations department. The full operations department will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s clients’ holdings. In all cases, regardless of whether the ultimate voting decision with respect to any vote is made by the relevant portfolio manager, the chair or the entire operations department, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s clients’ holdings. If for any reason, no voting decision is made with respect to any particular vote, or if the chair has not otherwise received any direction in accordance with these policies and procedures as to how to instruct the Proxy Voter to vote CCC’s shares prior to the relevant voting deadline for any Exception, the chair will instruct the Proxy Voter to vote all of CCC’s shares in accordance with the Proxy Voter’s independent assessment of the matter.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the personnel of Center Coast Capital Advisors, LP (the “Advisor”), who are primarily responsible for Center Coast MLP & Infrastructure Fund (the “Fund”) day-to-day portfolio management (the “Portfolio Management Team”) as of February 6, 2015:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Dan C. Tutcher	President	Since Inception
Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director, Enbridge Energy Partners, L.P.; Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).

Robert T. Chisholm	Principal & Senior Portfolio Manager	Since Inception
Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

(a)(2)   Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the members of the Portfolio Management Team are primarily responsible for the day-to-day portfolio management as of November 30, 2014:

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Dan C. Tutcher	0	1-$117mm	0	2-$3.8B	0	931-$476mm
Robert T. Chisholm	0	1-$117mm	0	2-$3.8B	0	931-$476mm

Conflicts of Interests

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedure will detect each and every situation in which a conflict arises.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owners of the Advisor and therefore benefits indirectly from the revenue generated from the Advisory Agreement through his receipt of distributions from the Advisor. The portfolio managers are not entitled to any deferred benefits. Robert T. Chisholm is also partially compensated with a base salary.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Portfolio Management Team in the Fund as of November 30, 2014:

Portfolio Management Team Member	Dollar Range of Units Beneficially Owned by Portfolio Management Team Member
Dan C. Tutcher	$100,001 - $500,000
Robert T. Chisholm	$10,001 - $50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)       Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Center Coast MLP & Infrastructure Fund

By (Signature and Title)*	/s/ Dan C. Tutcher
Dan C. Tutcher, President and Chief Executive Officer
(Principal Executive Officer)

Date	February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dan C. Tutcher
Dan C. Tutcher, President and Chief Executive Officer
(Principal Executive Officer)

Date	February 6, 2015

By (Signature and Title)*	/s/ William H. Bauch
William H. Bauch, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date	February 6, 2015

* Print the name and title of each signing officer under his or her signature.